                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1995-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1995 to September 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of October, 1995.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Phyllis A. Knight
                                           -----------------------------
                                           Phyllis A. Knight
                                           Assistant Vice President and
                                             Assistant Controller

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1995-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of October, 1995.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Phyllis A. Knight
                                          -----------------------------
                                           Phyllis A. Knight
                                           Assistant Vice President and
                                             Assistant Controller

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1995-D
                                MONTHLY REPORT
                                September, 1995

                                          Distribution Date:  10/16/95
                                          CUSIP#: 393505 HW5,HX3,HY1,HZ8,JA1,
                                                  JB9,JC7
                                          Trust Account:  3334395-0

Class A Certificates
--------------------

1.   (a)   Amount Available (including Monthly
           Servicing Fee)                                         $4,187,114.54

     (b)   Class M-1 Interest Deficiency Amount
           (if any) and Class B-1 Interest Deficiency
           Amount (if any) withdrawn for prior
           Payment Date                                                     .00

     (c)   Amount Available after giving effect to
           withdrawal of Class M-1 Interest Deficiency
           Amount and Class B-1 Interest Deficiency
           Amount prior Payment Date                                        .00

     Interest

2.   Aggregate Interest
     (a)   Class A-1 Pass-through Rate                                     6.05%
           Class A-1 Interest                                        242,000.00

     (b)   Class A-2 Pass-through Rate                                     6.25%
           Class A-2 Interest                                        150,000.00

     (c)   Class A-3 Pass-through Rate                                     6.45%
           Class A-3 Interest                                        110,187.50

3.   Amount Applied to:
     (a)   Unpaid Class A Interest Shortfall                                .00

4.   Remaining:
     (a)   Unpaid Class A Interest Shortfall                                .00

     Principal

5.   Formula Principal Distribution Amount:
     (a)   Scheduled Principal                   $  381,925.72
     (b)   Principal Prepayments                  2,345,510.23
     (c)   Delinquent Payments Advanced              28,128.02
     (d)   Liquidated Contracts                            .00
     (e)   Repurchases                                     .00
     (f)   Delinquent Payments Recovered                   .00
              Total Principal                                     $2,755,563.97

6.   Pool Scheduled Principal Balance                            171,012,002.03

7.   Unpaid Class A Principal Shortfall (if any)
     following prior Payment Date                                           .00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1995-D
                                MONTHLY REPORT
                                September, 1995

                                        Distribution Date:  10/16/95
                                        CUSIP#: 393505 HW5,HX3,HY1,HZ8,JA1,
                                                JB9,JC7
                                        Trust Account:  3334395-0

8.   Class A Percentage for such Payment Date
     (Until Class B Cross-over Date, and on each
     Payment Date thereafter unless each Class B
     Principal Distribution Test is satisfied,
     equals (a) the sum of the Class A Principal
     Balance plus Class M Principal Balance divided
     by (b) the Pool Scheduled Principal Balance)                          88.0%

9.   Class A Percentage for the following Payment Date                     87.8%

10.  Class A Principal Distribution:
     (a)   Class A-1                                               2,755,563.97
     (b)   Class A-2                                                        .00
     (c)   Class A-3                                                        .00

11.  Class A Principal Balance
     (a)   Class A-1 Principal Balance                            57,244,436.03
     (b)   Class A-2 Principal Balance                            36,000,000.00
     (c)   Class A-3 Principal Balance                            25,625,000.00

12.  Unpaid Class A Principal Shortfall (if any)
     following current Payment Date                                         .00

     Class M-1 Certificates
     ----------------------

13.  Class M-1 Amount Available 9(including
     Monthly Servicing Fee)                                          929,363.07

     Interest
     --------

14.  Aggregate Interest
     (a)   Class M-1 Pass-through Rate                                     6.95%
           Class M-1 Interest                                         80,504.17

15.  Amount applied to Unpaid Class M-1
     Interest Shortfall                                                     .00

16.  Amount applied to Class M-1 Interest
     Deficiency Amount                                                      .00

17.  Remaining unpaid Class M-1 Interest
     Deficiency Amount                                                      .00

18.  Remaining Unpaid Class M-1 Interest
     Shortfall                                                              .00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1995-D
                                MONTHLY REPORT
                                September, 1995


                                           Distribution Date:  10/16/95
                                           CUSIP#: 393505 HW5,HX3,HY1,HZ8,JA1,
                                                   JB9,JC7
                                           Trust Account:  3334395-0


     Principal
     ---------

19.  Formula Principal Distribution Amount
     (a)   Scheduled Principal                                              .00
     (b)   Principal Prepayments                                            .00
     (c)   Liquidated Contracts                                             .00
     (d)   Repurchased                                                      .00

20.  Class M-1 Principal Balance                                  17,375,000.00

21.  Class M-1 Percentage after prior
     Payment Date                                                           .00

22.  Class M-1 Percentage for such Payment Date                             .00

23.  Class M-1 Percentage for the following
     Payment Date                                                           .00

24.  Class M-1 Principal Distribution:
     (a)   Class M-1 (current)                                              .00
     (b)   Unpaid Class M-1 Principal Shortfall
           (if any) following prior Payment Date                            .00

25.  Unpaid Class M-1 Principal Shortfall (if any)
     following current Payment Date                                         .00

     Class M-2 Certificates
     ----------------------

26.  Class M-2 Amount Available (including
     Monthly Servicing Fee)                                          848,858.90

     Interest

27.  Aggregate Interest
     (a)   Class M-2 Pass-through Rate                                     7.20%
           Class M-2 Interest                                         66,720.00

28.  Amount applied to Unpaid Class M-2
     Interest Shortfall                                                     .00

29.  Amount applied to Class M-2 Interest
     Deficiency Amount                                                      .00

30.  Remaining unpaid Class M-2 Interest
     Deficiency Amount                                                      .00

31.  Remaining unpaid Class M-2 Interest
     Shortfall                                                              .00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1995-D
                                 MONTHLY REPORT
                                September, 1995

                                     Distribution Date:  10/16/95
                                     CUSIP#: 393505 HW5,HX3,HY1,HZ8,JA1,
                                             JB9,JC7
                                     Trust Account:  3334395-0

 PRINCIPAL

32.  Formula Principal Distribution Amount
     (a)  Scheduled Principal                                              .00
     (b)  Principal Prepayments                                            .00
     (c)  Liquidated Contracts                                             .00
     (d)  Repurchases                                                      .00

33.  Class M-2 Principal Balance                                 13,900,000.00

34.  Class M-2 Percentage after prior Payment
     Date                                                                  .00

35.  Class M-2 Percentage for such Payment
     Date                                                                  .00

36.  Class M-2 Percentage for the following
     Payment Date                                                          .00

37.  Class M-2 Principal Distribution:
     (a)  Class M-2 (current)                                              .00
     (b)  Unpaid Class M-2 Principal Shortfall
          (if any) following prior Payment Date                            .00

38.  Unpaid Class M-2 Principal Shortfall (if any)
     following current Payment Date                                        .00

     CLASS B PRINCIPAL DISTRIBUTION TESTS
     (tests must be satisfied on and after the Payment Date occurring in October 1998)

39.  Average Sixty Day Delinquency Ratio Test
     (a)  Sixty-Day Delinquency Ratio for current
          Payment Date                                                     .04%
     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two
          preceding months; may not exceed 2.5%)                           .01%

40.  Average Thirty Day Delinquency Ratio Test
     (a)  Thirty-Day Delinquency Ratio for current
          Payment Date                                                     .21%
     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two
          preceding months; may not exceed 5%)                             .07%

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1995-D
                                 MONTHLY REPORT
                                September, 1995

                                     Distribution Date:  10/16/95
                                     CUSIP#: 393505 HW5,HX3,HY1,HZ8,JA1,
                                             JB9,JC7
                                     Trust Account:  3334395-0

41.  Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for current
          Payment Date (as a percentage of Cut-off
          Date Poll Principal Balance: may not exceed
          10% from October 1, 1998 to September 30, 2000,
          11% from October 1, 2001 to September 30, 2002,
          12% after October 1, 2002                                        .00

42.  Current Realized Losses Test
     (a)  Current Realized Loss for current
          Payment Date                                                     .00
     (b)  Current Realized Loss Ratio (total Realized
          Losses for most recent three months,
          multiplied by 4, divided by arithmetic average
          of Pool Scheduled Principal Balances for third
          preceding Remittance and for current Remittance
          Date; may not exceed 2.5%)                                       .00

43.  Class B Principal Balance Test
     (a)  Class B Principal Balance (before any
          distributions on current Payment Date)
          divided by Pool Scheduled Principal Balance
          for prior Payment Date (must equal or exceed 24%)              12.00%

     Class B-1 Certificates
     ----------------------

44.  Amount Available less the Class A Distribution Amount
     and Class M Distribution Amount (including Monthly
     Servicing Fee)                                                 782,138.90

     INTEREST

45.  Class B-1 Pass-through Rate                                          7.05%

46.  Class B-1 Interest                                              48,997.50

47.  Current Interest                                                48,997.50

48.  Amount applied to Unpaid Class B-1 Interest
     Shortfall                                                             .00

49.  Amount applied to Class B-1 Interest
     Deficiency Amount                                                     .00

50.  Remaining unpaid Class B-1 Interest
     Deficiency Amount                                                     .00

51.  Remaining Unpaid Class B-1 Interest Shortfall                         .00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1995-D
                                 MONTHLY REPORT
                                September, 1995

                                     Distribution Date:  10/16/95
                                     CUSIP#: 393505 HW5,HX3,HY1,HZ8,JA1,
                                             JB9,JC7
                                     Trust Account:  3334395-0

     PRINCIPAL

52.  Unpaid Class B-1 Principal Shortfall
     (if any) following prior Payment Date                                 .00

53.  (a)  Class B Percentage for such Payment Date
          (until Class B Cross-over Date, and on each
          Payment Date thereafter unless each Class B
          Principal Distribution Test is satisfied,
          equals zero.  Thereafter, if each Class B
          Principal Distribution Test is satisfied,
          equals 100% minus Class A Percentage)                            .00
     (b)  Class B Percentage for the following
          Payment Date                                                     .00

54.  Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)                                .00

55.  (a)  Class B-1 Principal Shortfall                                    .00
     (b)  Unpaid Class B-1 Principal Shortfall                             .00

56.  Class B Principal Balance                                   20,867,566.00

57.  Class B-1 Principal Balance                                 10,425,000.000

     Class B-2 Certificates
     ----------------------

58.  Remaining Amount Available                                     733,141.40

     INTEREST

59.  Class B-2 Pass-through Rate                                          7.45%

60.  Class B-2 Interest                                              51,864.74

61.  Current Interest                                                51,864.74

62.  Amount applied to Unpaid Class B-2 Interest
     Shortfall                                                             .00

63.  Amount applied to Class B-2 Interest
     Deficiency Amount                                                     .00

     PRINCIPAL

64.  Unpaid Class B-2 Principal Shortfall
     (if any) following prior Payment Date                                 .00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1995-D
                                 MONTHLY REPORT
                                September, 1995

                                     Distribution Date:  10/16/95
                                     CUSIP#: 393505 HW5,HX3,HY1,HZ8,JA1,
                                             JB9,JC7
                                     Trust Account:  3334395-0

65.  Class B-2 Principal Liquidation Loss Amount                           .00

66.  Current Principal (zero until Class B-1
     paid down; thereafter, Class B Percentage
     of Formula Principal Distribution Amount                              .00

67.  Class B-2 Guarantee Payment                                           .00

68.  Class B-2 Principal Balance                                 10,442,566.00

     Class A, Class M, and Class B Certificates
     ------------------------------------------

69.  Pool Factor
     (a)         Previous Month Pool Factor                         1.00000000
     (b)         Current Month Pool Factor                           .98414224

70.  Aggregate Scheduled Balances of Delinquent Contracts
     as of Determination Date
     (a)         31-59 days        362,304.27      26
     (b)         60-89 days         70,063.89       4
     (c)         90 or more days          .00       0

71.  Liquidated Contracts                                   0              .00
     (a) Net Liquidation Loss                                              .00

72.  Number of Loans Remaining                                          11,316

73.  Number and Principal Balance of Contracts
     with FHA Claims finally rejected, or no FHA
     claim was submitted because FHA Insurance was
     unavailable                                            0              .00

74.  FHA Insurance reserve amount                               101,540,927.22

     Class C Certificates
     --------------------

75.  Monthly Servicing Fee (deducted from Certificate
     Account balance to arrive at Amount Available if
     the Company or Green Tree Financial Servicing
     Corporation is not the servicer; deducted from
     funds remaining after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount, Class M-2
     Distribution Amount, Class B-1 Distribution Amount
     and Class B-2 Distribution Amount, if the Company
     or Green Tree Financial Servicing Corporation is
     the Servicer)                                                  108,604.73

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1995-D
                                 MONTHLY REPORT
                                September, 1995

                                     Distribution Date:  10/16/95
                                     CUSIP#: 393505 HW5,HX3,HY1,HZ8,JA1,
                                             JB9,JC7
                                     Trust Account:  3334395-0

76.  Class C Residual Payment                                       572,671.93

     Class M-1 and Class B-2 Certificates
     ------------------------------------

77.  Class M-1 Interest Deficiency on such
     Payment Date                                                          .00

78.  Class B-1 Interest Deficiency on such
     Payment Date                                                          .00

     Repossessed Contracts
     ---------------------

79.  Repossessed Contracts                                                 .00

80.  Repossessed Contracts Remaining in Inventory                          .00


Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.